                            Form of Amendment No. 17 to the Declaration of Trust

                                                                    Exhibit a(x)

                                     Form of
                  AMENDMENT NO. 17 TO THE DECLARATION OF TRUST

                                FIFTH THIRD FUNDS

                                Amendment No. 17
                               dated April 4, 2001
                                       to
                              DECLARATION OF TRUST

Effective April 5, 2001, the Declaration of Trust of Fifth Third Funds, a Massachusetts business trust, is amended as follows:

1. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

         "Section 5. Establishing and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII ,

         Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be, and hereby are, established and designated as:

         Fifth Third Government Money Market Fund;
                  Investment A Shares;
                  Institutional Shares;

         Fifth Third Prime Money Market Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Institutional Shares;

         Fifth Third Tax Exempt Money Market Fund;
                  Investment A Shares;
                  Institutional Shares;

         Fifth Third Quality Growth Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Equity Income Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Pinnacle Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Balanced Fund;
                  Investment A Shares;

                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Mid Cap Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third International Equity Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Technology Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Intermediate Bond Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Long Term Bond Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares

         Fifth Third U. S. Government Securities Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third Intermediate Municipal Bond Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Ohio Tax Free Bond Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;

         Fifth Third U.S. Treasury Money Market Fund;
                  Institutional Shares;

         Fifth Third Strategic Income Fund;
                  Institutional Shares;
                  Advisor  Shares;

         Fifth Third Multicap Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Worldwide Fund
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Microcap Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Institutional Government Money Market Fund;
                  Institutional Shares;
                  Service Shares;

         Fifth Third Institutional Money Market Fund;
                  Institutional Shares;
                  Service Shares;

         Fifth Third Michigan Municipal Money Market Fund;
                  Investment A Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third International GDP Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Small Cap Growth Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Large Cap Growth Fund;
                  Investment A Shares;
                  Investment B Shares;

                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Equity Index Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Large Cap Value Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;


         Fifth Third Short Term Bond Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Michigan Municipal Bond Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Municipal Bond Fund;
                  Investment A Shares;
                  Investment B Shares;
                  Investment C Shares;
                  Institutional Shares;
                  Advisor Shares;

         Fifth Third Ohio Tax Exempt Money Market Fund;
                  Investment A Shares; and
                  Institutional Shares.


         The remainder of Section 5 of Article III of the Declaration of Trust shall remain in effect as previously constituted.

         The undersigned Secretary of Fifth Third Funds hereby certifies that the above-stated Amendment is a true and correct Amendment of the Declaration of Trust, as adopted by the Board of Trustees on the 4th day of April, 2001.

         WITNESS the due execution hereof this _____ day of _____________, 2001.



                                    ---------------------------------------
                                    Jeffrey C. Cusick
                                    Vice President


STATE OF OHIO

COUNTY OF FRANKLIN

         On _____________, 2001, there appeared before me the above-named Jeffrey C. Cusick, to me personally known, who did acknowledge the foregoing instrument to be his free act and deed in his capacity as Vice President of FIFTH THIRD FUNDS, a Massachusetts business trust.



                                    ---------------------------------------
                                    Notary Public
                                    My Commission expires:
                                                          -----------------

[NOTARIAL SEAL]